UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 21, 2023

Autodesk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-14338	94-2819853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market Street, Ste. 400
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 507-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADSK	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders of Autodesk, Inc. ("Autodesk" or the "Company") held on June 21, 2023 (the “Annual Meeting”), the Company elected the following eleven individuals to its Board of Directors (the "Board"). Each director will serve for the ensuing year and until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andrew Anagnost	177,736,979	1,399,467	188,594	14,482,127
Stacy J. Smith	169,444,166	9,686,781	194,093	14,482,127
Karen Blasing	177,044,514	2,083,826	196,700	14,482,127
Reid French	176,827,308	2,298,063	199,669	14,482,127
Dr. Ayanna Howard	178,351,593	784,013	189,434	14,482,127
Blake Irving	175,001,609	4,121,127	202,304	14,482,127
Mary T. McDowell	172,094,161	7,034,370	196,509	14,482,127
Stephen Milligan	178,311,840	778,965	234,235	14,482,127
Lorrie M. Norrington	150,971,958	28,149,253	203,829	14,482,127
Betsy Rafael	175,021,059	4,108,042	195,939	14,482,127
Rami Rahim	177,949,184	1,150,922	224,934	14,482,127
_______

In addition, the following proposals were voted on and approved at the Annual Meeting.

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024.	179,668,128	13,986,105	152,934	N/A
Proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	160,559,513	17,506,612	1,258,915	14,482,127

Proposal	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Proposal to approve, on a non-binding advisory basis, the frequency with which stockholders are provided an advisory (non-binding) vote on the compensation of Autodesk, Inc.’s named executive officers.	177,785,264	46,993	1,326,057	166,726	N/A

In accordance with the recommendation of the Board and the voting results of the stockholders of Autodesk on this advisory proposal, our Board has continued its policy of holding advisory votes on the compensation of our named executive officers on an annual basis. The next required advisory vote on the frequency of approval of the compensation of our named executive officers will take place no later than the Company’s annual meeting of stockholders in 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTODESK, INC.

By: /s/ Ruth Ann Keene
Ruth Ann Keene Executive Vice President, Corporate Affairs, Chief Legal Officer and Corporate Secretary

Date:  June 22, 2023